UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2011

RDA HOLDING CO.

(Exact name of Registrant as Specified in Charter)

Delaware	333-170143-07	37-1537045
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Third Avenue
New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(646) 293-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.             Results of Operations and Financial Condition.

On March 3, 2011, RDA Holding Co., parent company of The Reader’s Digest Association, Inc., issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2010.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.

The following is furnished as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release dated March 3, 2011 of RDA Holding Co. announcing financial results for the fourth quarter and year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RDA HOLDING CO.

By:	/s/ Susana D’Emic
	Name:	Susana D’Emic
	Title:	Vice President, Corporate Controller

Date: March 3, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 3, 2011 of RDA Holding Co. announcing financial results for the fourth quarter and year ended December 31, 2010.